UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016 (March 21, 2016)

Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36597	41-1016855
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

938 University Park Boulevard, Suite 200 Clearfield, UT	84015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 779-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Arrangements for Executive Officers

On March 21, 2016, the Management Development and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Vista Outdoor Inc. (the “Company”) approved based salaries for fiscal year 2017 for the Company’s named executive officers as follows: Mark W. DeYoung, $1,081,500; Stephen M. Nolan, $500,000; Scott D. Chaplin, $463,000; Stephen S. Clark, $405,000.

On March 21, 2016, the Committee approved target annual cash incentive payments for fiscal year 2017 for the Company’s named executive officers under the Company’s Executive Officer Incentive Plan as follows: Mark W. DeYoung, $1,297,800; Stephen M. Nolan, $375,000; Scott D. Chaplin, $300,950; Stephen S. Clark, $263,250. Annual incentive payments for fiscal year 2017 will be based on the Company’s results in fiscal year 2017 with respect to certain financial performance targets to be approved by the Committee.
On March 21, 2016 the Committee also granted long-term incentive awards to the Company’s named executive officers with a target grant-date value as follows: Mark W. DeYoung, $3,500,000; Stephen M. Nolan, $800,000; Scott D. Chaplin, $555,600; Stephen S. Clark, $445,500. The long-term incentive awards to the named executive officers were made in the form of performance shares (50%), restricted stock units (“RSUs”) (30%) and stock options (20%), under the Company’s 2014 Stock Incentive Plan.
The RSUs granted to the named executive officers represent the right to receive shares of the Company’s common stock (“Common Stock”) and vest in equal installments on each of the first, second and third anniversaries of the grant date.
Stock options granted to the named executive officers represent the right to purchase shares of Common Stock at an exercise price equal to the closing price of a share of Common Stock on the New York Stock Exchange on the grant date, expire after 10 years, and vest in equal installments on each of the first, second and third anniversaries of the grant date.
Performance shares granted to named executive officers represent the right to receive shares of Common Stock at the end of the performance period beginning on April 1, 2016 and ending on March 31, 2019 (the “FY17-19 Performance Period”) in an amount determined based on the Company’s results over the FY17-19 Performance Period with respect to certain financial performance targets to be approved by the Committee.
Grants of RSUs, performance shares and stock options to the named executive officers are each granted pursuant to the respective forms of award agreements previously approved by the Committee and filed as exhibits to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 25, 2015 and will be subject certain terms and conditions including non-competition, non-solicitation and other restrictive covenants specified in the forms of award agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

By:	/s/ Scott D. Chaplin

Name:	Scott D. Chaplin
Title:	Senior Vice President, General Counsel and Secretary

Date: March 23, 2016